Income Tax - Summary of Current Tax Assets and Liabilities (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2025 TWD ($)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 TWD ($)
Current tax assets
Tax refund receivable	$ 412,077	$ 13,136	$ 548,905
Prepaid income tax	472,716	15,069	182,923
Current tax assets	884,793	28,205	731,828
Current tax liabilities
Current	11,593,551	369,574	8,888,506
Non-current	2,702,639	86,154	0
Current tax liabilities	$ 14,296,190	$ 455,728	$ 8,888,506